                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

                      IN RE FLEMING COMPANIES, INC. ET AL.
            CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
                       REPORTING PERIOD: 1/01/04 - 1/31/04

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 45 days after end of the period

Submit copy of report to any official committee appointed in the case.

                                                                                                     DOCUMENT     EXPLANATION
                          REQUIRED DOCUMENTS                                              FORM NO.   ATTACHED       ATTACHED
-----------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                               MOR - 1
                                                                                          -----------------------------------
     Weekly Receipts & Disbursements                                                         A          X
                                                                                          -----------------------------------
     Cash Disbursements by Petitioning Entity                                                B          X
                                                                                          -----------------------------------
     Bank Account Information                                                                C          X
                                                                                          -----------------------------------
Statement of Operations                                                                   MOR - 2       X
                                                                                          -----------------------------------
Balance Sheet                                                                             MOR - 3       X
                                                                                          -----------------------------------
Status of Postpetition Taxes                                                              MOR - 4       X
                                                                                          -----------------------------------
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                     X
                                                                                          -----------------------------------
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                            X
                                                                                          -----------------------------------
Summary of Unpaid Postpetition Debts                                                      MOR - 4       X
                                                                                          -----------------------------------
Summary Accounts Receivable Aging                                                         MOR - 5       X
                                                                                          -----------------------------------
Debtor Questionnaire                                                                      MOR - 5       X
                                                                                          -----------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Rebecca A. Roof                           Interim Chief Financial Officer
----------------------------------            ----------------------------------
Signature of Responsible Party                Title

Rebecca A. Roof                               March 16, 2004
----------------------------------            ----------------------------------
Printed Name of Responsible Party             Date:  March 16, 2004

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   1/01/04 - 1/31/04

NOTES TO THE MONTHLY OPERATING REPORT

GENERAL

The report includes activity from the following Debtors and related Case Numbers [1][2][3][4]

                     DEBTOR                                             CASE NUMBER
                     ------                                             -----------
INCLUDED IN FLEMING SECTION OF THE MOR AS APPLICABLE:
Fleming Companies, Inc.                                                   03-10945
ABCO Food Group, Inc.                                                     03-10946
ABCO Markets, Inc.                                                        03-10947
ABCO Realty Corp.                                                         03-10948
Favar Concepts, Ltd.                                                      03-10953
Fleming Foods Management Co., L.L.C.                                      03-10954
Fleming Foods of Texas, L.P.                                              03-10955
Fleming International, Ltd.                                               03-10956
Fleming Transportation Service, Inc.                                      03-10957
Fleming Supermarkets of Florida, Inc.                                     03-10958
Food 4 Less Beverage Company, Inc.                                        03-10959
FuelServ, Inc.                                                            03-10960
Piggly Wiggly Company                                                     03-10965
Progressive Realty, Inc.                                                  03-10966
Rainbow Food Group, Inc.                                                  03-10967
Retail Investments, Inc.                                                  03-10968
Retail Supermarkets, Inc.                                                 03-10970
RFS Marketing Services, Inc.                                              03-10971
Richmar Foods, Inc.                                                       03-10972
Dunigan Fuels, Inc.                                                       03-10973

INCLUDED IN CORE-MARK SECTION OF THE MOR AS APPLICABLE:
Core-Mark International, Inc.                                             03-10944
ASI Office Automation, Inc.                                               03-10949
Core-Mark Mid-Continent, Inc.                                             03-10950
Core-Mark Interrelated Companies, Inc.                                    03-10951
C/M Products, Inc.                                                        03-10952
General Acceptance Corporation                                            03-10961
Marquise Ventures Company, Inc.                                           03-10962
Head Distributing Company                                                 03-10963
Minter Weisman Co.                                                        03-10964

NOTES:

[1] All information contained within this Monthly Operating Report is subject to change upon further reconciliation.

[2] "the Company" refers to Fleming Companies, Inc. and its related subsidiaries.

[3] Within this Monthly Operating Report Core-Mark's Eastern Divisions or "Fleming 7" refers to Head Distributing Company, Minter-Weisman, and the Marshfield, Chicago, Altoona and Leitchfield divisions included within Fleming Companies, Inc. Of the "Fleming 7", one division (Marshfield) was closed during 2003 and three divisions (one of the two divisions in Head and Chicago and Altoona) were closed at the end of 2003.

[4] The Monthly Operating Report excludes financial activity related to non-Debtor entities (i.e., Cerespan.com and Choteau Development Company, LLC, etc.).

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 01/01/04 - 01/31/04
WEEKLY RECEIPTS AND DISBURSEMENTS [1]
(DOLLARS IN 000'S)

                                                                                                                CURRENT
                                                                                                                 PERIOD
                                                 WEEK 1       WEEK 2       WEEK 3       WEEK 4       WEEK 5      TOTAL
                                              ----------------------------------------------------------------------------
CASH RECEIPTS:
   Fleming Receipts[3]                        $       499       16,247        3,491          633        1,501  $    22,372
   Core-Mark Receipts[3]                           15,873       58,834       61,737       56,329       61,231      254,004
   Asset / Excess Inventory Sales & Other               -            -          513            -            2          514
                                              ----------------------------------------------------------------------------
ACTUAL RECEIPTS                               $    16,372  $    75,081  $    65,741  $    56,962  $    62,734  $   276,890
                                              ----------------------------------------------------------------------------

CASH DISBURSEMENTS FROM OPERATIONS:
   Material Purchases - Fleming [3]           $       (52)        (109)         (62)        (540)         (56) $      (819)
   Material Purchases - Core-Mark[3]               (6,463)     (28,247)     (51,599)     (36,103)     (43,592)    (166,003)
   Tax Disbursements - Cigarettes                  (1,691)      (9,387)     (12,033)     (10,089)      (9,440)     (42,640)
   Tax Disbursements - Other                           (3)         (13)        (554)        (478)         (10)      (1,058)
   Employee & Payroll                                (200)      (1,952)      (4,684)      (2,348)      (6,841)     (16,025)
   Lease & Recurring Costs                           (620)        (119)        (305)        (705)        (520)      (2,269)
   Other Operating Costs                           (1,262)      (3,047)      (4,184)      (2,022)      (1,479)     (11,995)
                                              ----------------------------------------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM OPERATIONS     $   (10,291) $   (42,873) $   (73,423) $   (52,285) $   (61,938) $  (240,808)
                                              ----------------------------------------------------------------------------
CASH DISBURSEMENTS FROM NON-OPERATIONS:
   DSD/Critical Vendor/PACA Payments [2]      $         -            -         (722)        (338)      (2,822) $    (3,882)
   Capital Expenditures                                 -            -            -            -            -            -
   Restructuring & Professional Fees                 (451)        (892)         (59)        (421)      (4,381)      (6,204)
   Interest & Financing                                 -         (438)        (403)        (887)        (170)      (1,898)
   Other Non-Operating Costs                            -            -            -            -            -            -
   Debt Repayment [4]                                                   $   (39,283)              $   (39,283)
                                              ----------------------------------------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM NON-OPERATIONS $      (451) $    (1,330) $   (40,467) $    (1,646) $    (7,373) $   (51,267)
                                              ----------------------------------------------------------------------------
TOTAL ACTUAL DISBURSEMENTS                    $   (10,741) $   (44,203) $  (113,890) $   (53,931) $   (69,310) $  (292,076)
                                              ----------------------------------------------------------------------------

                                              CUMULATIVE FILING TO
                                                     DATE
                                              --------------------
CASH RECEIPTS:
   Fleming Receipts[3]                        $          2,439,325
   Core-Mark Receipts[3]                                 3,304,978
   Asset/Excess Inventory Sales & Other                    319,808
                                              --------------------
ACTUAL RECEIPTS                               $          6,064,111
                                              --------------------
CASH DISBURSEMENTS FROM OPERATIONS:
   Material Purchases - Fleming [3]           $         (1,619,727)
   Material Purchases - Core-Mark[3]                    (2,435,007)
   Tax Disbursements - Cigarettes                         (488,736)
   Tax Disbursements - Other                               (10,927)
   Employee & Payroll                                     (345,827)
   Lease & Recurring Costs                                 (95,169)
   Other Operating Costs                                  (257,973)
                                              --------------------
ACTUAL CASH DISBURSEMENTS FROM OPERATIONS     $         (5,253,365)
                                              --------------------
CASH DISBURSEMENTS FROM NON-OPERATIONS:
   DSD/Critical Vendor/PACA Payments [2]      $           (100,217)
   Capital Expenditures                                     (2,216)
   Restructuring & Professional Fees                       (65,019)
   Interest & Financing                                    (83,106)
   Other Non-Operating Costs                                     -
   Debt Repayment [4]                         $           (364,283)
                                              --------------------
ACTUAL CASH DISBURSEMENTS FROM NON-OPERATIONS $           (614,841)
                                              --------------------
TOTAL ACTUAL DISBURSEMENTS                    $         (5,868,207)
                                              --------------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT PERIOD COLUMN)

TOTAL DISBURSEMENTS                                                                     (292,076)
   LESS:  Transfers to Debtor in Possession Accounts                                           -
   PLUS:  Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)             -
                                                                                        --------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                         (292,076)
                                                                                        --------

Notes

[1] Weekly Receipts and Disbursements include Core-Mark's and Fleming's January 1 through January 31 receipts and disbursements. Week 1 contains only 1 business day.

[2] The January Monthly Operating report (including the period 4 through 11 plus November and December Monthly Operating Reports previously filed) includes within the DSD/Critical Vendor/PACA Payments, among others, DSD and PACA disbursements made to segregated escrow accounts for future disbursement. The DSD and PACA escrow disbursements do not represent actual DSD and PACA settlement disbursements made during the period, only those funds set aside in escrow.

[3] All seven of the Core-Mark eastern divisions are included in the Core-Mark amounts, although only three currently remain open.

[4] Senior Secured Bank Debt was paid down by approximately $39 million as follows: $16 million reduction in revolver loans, $15 million reduction in term loans, and $8 million set aside in restricted cash related to the collateralization of prepetition letters of credit.

                                                                   FORM MOR - 1A

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 01/01/04 - 01/31/04
CASH DISBURSEMENTS BY PETITIONING ENTITY [1]
(DOLLARS IN 000'S)

                                                                         CUMULATIVE FILING TO
        PETITIONING ENTITIES           CASE NUMBER CURRENT PERIOD TOTAL          DATE
---------------------------------------------------------------------------------------------
Core-Mark International, Inc.           03-10944   $           (164,510) $         (2,138,798)
Fleming Companies, Inc.                 03-10945                (59,731)           (2,501,453)
ABCO Food Group, Inc.                   03-10946                                            -
ABCO Markets, Inc.                      03-10947                                            -
ABCO Realty Corp.                       03-10948                                            -
ASI Office Automation, Inc.             03-10949                                            -
Core-Mark Mid-Continent, Inc.           03-10950                (34,549)             (467,442)
Core-Mark Interrelated Companies, Inc.  03-10951                 (8,440)              (78,913)
C/M Products, Inc.                      03-10952                                            -
Favar Concepts, Ltd.                    03-10953                                         (667)
Fleming Foods Management Co., L.L.C.    03-10954                                            -
Fleming Foods of Texas, L.P.            03-10955                                     (113,199)
Fleming International, Ltd.             03-10956                                       (1,399)
Fleming Transportation Service, Inc.    03-10957                                          124
Fleming Supermarkets of Florida, Inc.   03-10958                                            -
Food 4 Less Beverage Company, Inc.      03-10959                                            -
Fuelserv, Inc.                          03-10960                                            -
General Acceptance Corporation          03-10961                                            -
Marquise Ventures Company, Inc.         03-10962                                            -
Head Distributing Company               03-10963                 (6,252)              (72,976)
Minter Weisman Co.                      03-10964                (18,594)             (224,109)
Piggly Wiggly Company                   03-10965                                         (891)
Progressive Realty, Inc.                03-10966                                           (4)
Rainbow Food Group, Inc.                03-10967                                      (31,595)
Retail Investments, Inc.                03-10968                                     (165,252)
Retail Supermarkets, Inc.               03-10970                                            -
RFS Marketing Services, Inc.            03-10971                                            -
Richmar Foods, Inc.                     03-10972                                      (71,566)
Dunigan Fuels, Inc.                     03-10973                                          (67)
                                       ----------- --------------------  --------------------
TOTAL ACTUAL DISBURSEMENTS [2] [3]                 $           (292,076) $         (5,868,207)
                                       ----------- --------------------  --------------------

NOTES

[1] Employee and Payroll disbursements, per the Weekly Receipts and Disbursements schedule, were paid $2.8 million to Fleming Companies, Inc. and $13.2 million to Core-Mark International, Inc.

[2] Total cash disbursements provided by both Core-Mark and Fleming during the period did not agree to Total Actual Disbursements on the Weekly Receipts and Disbursement schedule. Therefore, the difference was allocated between the Core-Mark and Fleming entities based on each entities % of total cash disbursements prior to allocation.

[3] Total Actual Disbursements contain Core-Mark's and Fleming's disbursements for 1/01/04 - 1/31/04 for the Current Period and for 4/1/03 - 1/31/04 for the Cumulative Filing to Date.

[4] Senior Secured Bank Debt was paid down by approximately $39 million as follows: $16 million reduction in revolver loans, $15 million reduction in term loans, and $8 million set aside in restricted cash related to the collateralization of prepetition letters of credit.

                                                                   FORM MOR - 1B

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   1/01/04 - 1/31/04
BANK ACCOUNT INFORMATION

                                                         ACCOUNT
    PETITIONING ENTITIES               BANK              NUMBER              TYPE
--------------------------------------------------------------------------------------------
Core-Mark International, Inc  Bank Of Montreal           5691032070  Disbursement
Core-Mark International, Inc  Bank Of Montreal         127881013601  Disbursement
Core-Mark International, Inc  Bank Of Montreal          07600000313  Depository/Disbursement
Core-Mark International, Inc  Bank Of Montreal          07601154963  Disbursement
Core-Mark International, Inc  Bank Of Montreal          07601102397  Disbursement
Core-Mark International, Inc  Bank Of Montreal        0004-1664-436  Disbursement
Core-Mark International, Inc  Bank Of Montreal          07604601086  FX Swap Funding Acct
Core-Mark International, Inc  JP Morgan                   323252028  Depository
Core-Mark International, Inc  JP Morgan Chase            9102775419  Disbursement
Core-Mark International, Inc  JP Morgan Chase            9102775435  Disbursement
Core-Mark International, Inc  JP Morgan Chase            9102775443  Disbursement
Core-Mark International, Inc  JP Morgan Chase            9102775427  Disbursement
Core-Mark International, Inc  JP Morgan Chase             601809668  Disbursement
Core-Mark International, Inc  Scotia Bank              112390010715  Depository
Core-Mark International, Inc  Scotia Bank               71480000914  Depository
Core-Mark International, Inc  Scotia Bank             4052700104313  Depository
Core-Mark International, Inc  Scotia Bank              714800001414  Depository
Core-Mark International, Inc  Scotia Bank              714800011312  Depository
Core-Mark International, Inc  Washington Trust Bank      1001823194  Depository
Core-Mark International, Inc  Wells Fargo                4159287788  Depository
Core-Mark International, Inc  Wells Fargo                4518099999  Depository
Core-Mark International, Inc  Wells Fargo                4311848436  Depository
Core-Mark International, Inc  Wells Fargo                4159555366  Depository
Core-Mark International, Inc  Wells Fargo                4518100110  Depository
Core-Mark International, Inc  Wells Fargo                4128523081  Depository
Core-Mark International, Inc  Wells Fargo                4518100235  Depository
Core-Mark International, Inc  Wells Fargo                4518100177  Depository
Core-Mark International, Inc  Wells Fargo                4758355309  Depository
Core-Mark International, Inc  Wells Fargo                4159688902  Depository
Core-Mark International, Inc  Wells Fargo                4091220731  Depository
Core-Mark International, Inc  Wells Fargo                4801900069  Depository
Core-Mark International, Inc  Wells Fargo                4801908815  Depository
Core-Mark International, Inc  Wells Fargo                4496851460  Depository
Core-Mark International, Inc  Wells Fargo                4311848584  Disbursement
Core-Mark International, Inc  Wells Fargo                4759613938  Disbursement
Core-Mark International, Inc  Wells Fargo                4518110564  Disbursement
Core-Mark International, Inc  Wells Fargo / Wachovia      540459849  Disbursement
Core-Mark International, Inc  Wilson & Muir                 7516436  Depository
Fleming Companies, Inc.       Bank of America            8188812687  Depository
Fleming Companies, Inc.       Bank of America            3751525666  Depository
Fleming Companies, Inc.       Bank of America            3751508777  Depository
Fleming Companies, Inc.       Bank of America            3751022745  Depository
Fleming Companies, Inc.       Bank One                     10148350  Disbursement
Fleming Companies, Inc.       Fleet Non Union Health        1713312  Disbursement
Fleming Companies, Inc.       JP Morgan                    22426761  Disbursement
Fleming Companies, Inc.       JP Morgan                 88063623919  Depository
Fleming Companies, Inc.       JP Morgan                  8806363428  Depository
Fleming Companies, Inc.       JP Morgan                   323252842  Depository
Fleming Companies, Inc.       JP Morgan                  8806258339  Depository
Fleming Companies, Inc.       JP Morgan                  8806247712  Depository
Fleming Companies, Inc.       JP Morgan                  8806232185  Depository
Fleming Companies, Inc.       JP Morgan                  8806232227  Depository
Fleming Companies, Inc.       JP Morgan                  8806258271  Depository/Disbursement
Fleming Companies, Inc.       JP Morgan                  8806362958  Depository/Disbursement
Fleming Companies, Inc.       JP Morgan                  8806170047  Disbursement
Fleming Companies, Inc.       JP Morgan                  8805174594  Disbursement
Fleming Companies, Inc.       JP Morgan                  6300030353  Disbursement
Fleming Companies, Inc.       JP Morgan                  8805223029  Disbursement
Fleming Companies, Inc.       JP Morgan                  6300062117  Disbursement
Fleming Companies, Inc.       JP Morgan                  6300036160  Disbursement
Fleming Companies, Inc.       JP Morgan                  6300064998  Disbursement
Fleming Companies, Inc.       Washington Mutual Bank     0673106722  Escrow
Fleming Companies, Inc.       Washington Mutual Bank      374854494  Escrow
Head Distributing Co.         Bank Of America            3752010688  Depository
Head Distributing Co.         Suntrust                   8801337430  Depository
Head Distributing Co.         Union Planters Bank        3500594164  Depository
Minter Weisman                Bank of America            3299781296  Disbursement
Plymouth (minter weisman)     US Bank                  160234449926  Depository
Retail Investment, Inc.       JP Morgan                   860900985  Depository/Disbursement

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 1/01/04 - 1/31/04
BANK ACCOUNT INFORMATION

                                                         ACCOUNT
    PETITIONING ENTITIES               BANK              NUMBER              TYPE
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED)
(DOLLARS IN 000'S)

                                                     JANUARY 1, 2004 -
FLEMING COMPANIES, INC. & SUBSIDIARIES [1][2][3]     JANUARY 31, 2004
----------------------------------------------------------------------
NET SALES                                            $        313,446
COSTS AND EXPENSES:
       Cost of sales                                         (304,594)
       Selling and administrative                             (13,138)
       Reorganization items, net                               (2,212)
       Interest expense                                          (192)
       Interest income and other                                  263
       Impairment/restructuring charges                          (196)
       Litigation charges
                                                     ----------------
              TOTAL COSTS AND EXPENSES                       (320,069)
                                                     ----------------

       Income/(Loss) before income taxes                       (6,623)
       Taxes on income/(loss)                                       -
                                                     ----------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                (6,623)
                                                     ----------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                      (22,249)
       Taxes on income/(loss)                                       -
                                                     ----------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS             (22,249)
                                                     ----------------
NET INCOME/(LOSS)                                    $        (28,872)
                                                     ----------------

NOTES

[1] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity during the period. In addition, no individual Statement of Operations have been provided for these legal entities in the Monthly Operating Report.

[2] Certain expenses are recorded each period using estimates, then reviewed and adjusted at the end of a quarter (i.e., self-insurance reserves, allowance for bad debts, etc.).

[3] Continuing Operations as of January 2004 includes only the convenience business (or Core-Mark, including the Fleming 7). All other businesses have been reclassified as Discontinued Operations as required by SFAS 146.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                     JANUARY 1, 2004 -
                  ABCO FOOD GROUP, INC.              JANUARY 31, 2004
----------------------------------------------------------------------
NET SALES                                            $              -
COSTS AND EXPENSES:
       Cost of sales                                                -
       Selling and administrative                                   -
       Reorganization items, net                                    -
       Interest expense                                             -
       Interest income and other                                    -
       Impairment/restructuring charges                             -
       Litigation charges                                           -
                                                     ----------------
              TOTAL COSTS AND EXPENSES                              -
                                                     ----------------

       Income/ (Loss) before income taxes                           -
       Taxes on income/(loss)                                       -
                                                     ----------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                     -
                                                     ----------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                            -
       Taxes on income/(loss)                                       -
                                                     ----------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                   -
                                                     ----------------
NET INCOME/(LOSS)                                    $              -
                                                     ----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                     JANUARY 1, 2004 -
          CORE-MARK INTERNATIONAL, INC.              JANUARY 31, 2004
-----------------------------------------------------------------------
NET SALES                                            $          224,184
COSTS AND EXPENSES:
       Cost of sales                                           (217,650)
       Selling and administrative                                (6,087)
       Reorganization items, net                                 (2,211)
       Interest expense                                            (192)
       Interest income and other                                    259
       Impairment/restructuring charges                               -
       Litigation charges                                             -
                                                     ------------------
              TOTAL COSTS AND EXPENSES                         (225,882)
                                                     ------------------

       Income/(Loss) before income taxes                         (1,698)
       Taxes on income/(loss)                                         -
                                                     ------------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                  (1,698)
                                                     ------------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                              -
       Taxes on income/(loss)                                         -
                                                     ------------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                     -
                                                     ------------------
NET INCOME/(LOSS)                                    $           (1,698)
                                                     ------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                     JANUARY 1, 2004 -
      CORE-MARK INTERRELATED COMPANIES, INC.          JANUARY 31, 2004
----------------------------------------------------------------------
NET SALES                                            $           7,186
COSTS AND EXPENSES:
       Cost of sales                                            (6,814)
       Selling and administrative                                 (127)
       Reorganization items, net                                     -
       Interest expense                                              -
       Interest income and other                                     0
       Impairment/restructuring charges                              -
       Litigation charges                                            -
                                                     -----------------
              TOTAL COSTS AND EXPENSES                          (6,941)
                                                     -----------------

       Income/(Loss) before income taxes                           244
       Taxes on income/(loss)                                        -
                                                     -----------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                    244
                                                     -----------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                             -
       Taxes on income/(loss)                                        -
                                                     -----------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                    -
                                                     -----------------
NET INCOME/(LOSS)                                    $             244
                                                     -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                 JANUARY 1, 2004 -
         CORE-MARK MID-CONTINENT, INC.            JANUARY 31, 2004
------------------------------------------------------------------
NET SALES                                        $          40,591
COSTS AND EXPENSES:
   Cost of sales                                           (39,374)
   Selling and administrative                                 (917)
   Reorganization items, net                                     -
   Interest expense                                              -
   Interest income and other                                     1
   Impairment/restructuring charges                              -
   Litigation charges                                            -
                                                 -----------------
      TOTAL COSTS AND EXPENSES                             (40,290)
                                                 -----------------

   Income/(Loss) before income taxes                           301
   Taxes on income/(loss)                                        -
                                                 -----------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                    301
                                                 -----------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                             -
   Taxes on income/(loss)                                        -
                                                 -----------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                    -
                                                 -----------------
NET INCOME/(LOSS)                                $             301
                                                 -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                        JANUARY 1, 2004 -
DUNIGAN FUELS, INC.                                     JANUARY 31, 2004
-------------------------------------------------------------------------
NET SALES                                                   $       -
COSTS AND EXPENSES:
       Cost of sales                                                -
       Selling and administrative                                   -
       Reorganization items, net                                    -
       Interest expense                                             -
       Interest income and other                                    -
       Impairment/restructuring charges                             -
       Litigation charges                                           -
                                                            ---------
              TOTAL COSTS AND EXPENSES                              -
                                                            ---------

       Income/(Loss) before income taxes                            -
       Taxes on income/(loss)                                       -
                                                            ---------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                     -
                                                            ---------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                           (2)
       Taxes on income/(loss)                                       -
                                                            ---------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                  (2)
                                                            ---------
NET INCOME/(LOSS)                                           $      (2)
                                                            ---------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                 JANUARY 1, 2004 -
             FAVAR CONCEPTS, LTD                                 JANUARY 31, 2004
             -------------------                                 ----------------
NET SALES                                                        $               -
COSTS AND EXPENSES:
      Cost of sales                                                              -
      Selling and administrative                                                 -
      Reorganization items, net                                                  -
      Interest expense                                                           -
      Interest income and other                                                  -
      Impairment/restructuring charges                                           -
      Litigation charges                                                         -
                                                                 -----------------
       TOTAL COSTS AND EXPENSES                                                  -
                                                                 -----------------

      Income/(Loss) before income taxes                                          -
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                   -
                                                                 -----------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                         (0)
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                (0)
                                                                 -----------------
NET INCOME/(LOSS)                                                $              (0)
                                                                 -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                 JANUARY 1, 2004 -
             FLEMING COMPANIES, INC.                             JANUARY 31, 2004
             -----------------------                             ----------------
NET SALES                                                        $          13,333
COSTS AND EXPENSES:
      Cost of sales                                                        (13,279)
      Selling and administrative                                            (4,203)
      Reorganization items, net                                                 (1)
      Interest expense                                                           -
      Interest income and other                                                  0
      Impairment/restructuring charges                                        (376)
      Litigation charges                                                         -
                                                                 -----------------
       TOTAL COSTS AND EXPENSES                                            (17,858)
                                                                 -----------------

      Income/(Loss) before income taxes                                     (4,525)
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                              (4,525)
                                                                 -----------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                    (22,089)
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                           (22,089)
                                                                 -----------------
NET INCOME/(LOSS)                                                $         (26,613)
                                                                 -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                 JANUARY 1, 2004 -
          FLEMING FOODS OF TEXAS, L.P.                           JANUARY 31, 2004
          ----------------------------                           ----------------
NET SALES                                                        $               -
COSTS AND EXPENSES:
      Cost of sales                                                              -
      Selling and administrative                                                 -
      Reorganization items, net                                                  -
      Interest expense                                                           -
      Interest income and other                                                  -
      Impairment/restructuring charges                                           -
      Litigation charges                                                         -
                                                                 -----------------
       TOTAL COSTS AND EXPENSES                                                  -
                                                                 -----------------

      Income/(Loss) before income taxes                                          -
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                   -
                                                                 -----------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                          7
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                 7
                                                                 -----------------
NET INCOME/(LOSS)                                                $               7
                                                                 -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                 JANUARY 1, 2004 -
         FLEMING INTERNATIONAL, LTD                              JANUARY 31, 2004
         --------------------------                              ----------------
NET SALES                                                        $               -
COSTS AND EXPENSES:
      Cost of sales                                                              -
      Selling and administrative                                                 -
      Reorganization items, net                                                  -
      Interest expense                                                           -
      Interest income and other                                                  -
      Impairment/restructuring charges                                           -
      Litigation charges                                                         -
                                                                 -----------------
       TOTAL COSTS AND EXPENSES                                                  -
                                                                 -----------------

      Income/(Loss) before income taxes                                          -
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                   -
                                                                 -----------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                          -
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                 -
                                                                 -----------------
NET INCOME/(LOSS)                                                $               -
                                                                 -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                 JANUARY 1, 2004 -
     FLEMING TRANSPORTATION SERVICES, INC.                       JANUARY 31, 2004
     -------------------------------------                       ----------------
NET SALES                                                        $               -
COSTS AND EXPENSES:
      Cost of sales                                                              -
      Selling and administrative                                                 -
      Reorganization items, net                                                  -
      Interest expense                                                           -
      Interest income and other                                                  -
      Impairment/restructuring charges                                           -
      Litigation charges                                                         -
                                                                 -----------------
       TOTAL COSTS AND EXPENSES                                                  -
                                                                 -----------------

      Income/(Loss) before income taxes                                          -
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                   -
                                                                 -----------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                         16
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                16
                                                                 -----------------
NET INCOME/(LOSS)                                                $              16
                                                                 -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                 JANUARY 1, 2004 -
           HEAD DISTRIBUTING COMPANY                             JANUARY 31, 2004
           -------------------------                             ----------------
NET SALES                                                        $           6,779
COSTS AND EXPENSES:
      Cost of sales                                                         (6,539)
      Selling and administrative                                              (826)
      Reorganization items, net                                                 (1)
      Interest expense                                                           -
      Interest income and other                                                  0
      Impairment/restructuring charges                                         180
      Litigation charges                                                         -
                                                                 -----------------
       TOTAL COSTS AND EXPENSES                                             (7,186)
                                                                 -----------------

      Income/(Loss) before income taxes                                       (407)
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                (407)
                                                                 -----------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                          -
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                 -
                                                                 -----------------
NET INCOME/(LOSS)                                                $            (407)
                                                                 -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                 JANUARY 1, 2004 -
               MINTER-WEISMAN CO.                                JANUARY 31, 2004
               ------------------                                ----------------
NET SALES                                                        $          21,373
COSTS AND EXPENSES:
      Cost of sales                                                        (20,937)
      Selling and administrative                                              (978)
      Reorganization items, net                                                  -
      Interest expense                                                           -
      Interest income and other                                                  4
      Impairment/restructuring charges                                           -
      Litigation charges                                                         -
                                                                 -----------------
       TOTAL COSTS AND EXPENSES                                            (21,912)
                                                                 -----------------

      Income/(Loss) before income taxes                                       (539)
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                (539)
                                                                 -----------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                          -
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                 -
                                                                 -----------------
NET INCOME/(LOSS)                                                $            (539)
                                                                 -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                 JANUARY 1, 2004 -
             PIGGLY WIGGLY COMPANY                               JANUARY 31, 2004
             ---------------------                               ----------------
NET SALES                                                        $               -
COSTS AND EXPENSES:
      Cost of sales                                                              -
      Selling and administrative                                                 -
      Reorganization items, net                                                  -
      Interest expense                                                           -
      Interest income and other                                                  -
      Impairment/restructuring charges                                           -
      Litigation charges                                                         -
                                                                 -----------------
       TOTAL COSTS AND EXPENSES                                                  -
                                                                 -----------------

      Income/(Loss) before income taxes                                          -
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                   -
                                                                 -----------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                         (8)
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                (8)
                                                                 -----------------
NET INCOME/(LOSS)                                                $              (8)
                                                                 -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                 JANUARY 1, 2004 -
           PROGRESSIVE REALTY, INC.                              JANUARY 31, 2004
           ------------------------                              ----------------
NET SALES                                                        $               -
COSTS AND EXPENSES:
      Cost of sales                                                              -
      Selling and administrative                                                 -
      Reorganization items, net                                                  -
      Interest expense                                                           -
      Interest income and other                                                  -
      Impairment/restructuring charges                                           -
      Litigation charges                                                         -
                                                                 -----------------
       TOTAL COSTS AND EXPENSES                                                  -
                                                                 -----------------

      Income/(Loss) before income taxes                                          -
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                   -
                                                                 -----------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                          -
      Taxes on income/(loss)                                                     -
                                                                 -----------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                 -
                                                                 -----------------
                                                                 -----------------
NET INCOME/(LOSS)                                                $               -
                                                                 -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                 JANUARY 1, 2004 -
        RAINBOW FOOD GROUP,  INC.                JANUARY 31, 2004
        -------------------------                ----------------
NET SALES                                              $ -
COSTS AND EXPENSES:
     Cost of sales                                       -
     Selling and administrative                          -
     Reorganization items, net                           -
     Interest expense                                    -
     Interest income and other                           -
     Impairment/restructuring charges                    -
     Litigation charges                                  -
                                                       ---
         TOTAL COSTS AND EXPENSES                        -
                                                       ---
     Income/(Loss) before income taxes                   -
     Taxes on income/(loss)                              -
                                                       ---
     INCOME/(LOSS) FROM CONTINUING OPERATIONS            -
                                                       ---
DISCONTINUED OPERATIONS:

     Income/(Loss) before income taxes                  29
     Taxes on income/(loss)                              -
                                                       ---
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS         29
                                                       ---

NET INCOME/(LOSS)                                      $29
                                                       ---

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                               JANUARY 1, 2004 -
          RETAIL INVESTMENTS, INC.             JANUARY 31, 2004
          ------------------------             -----------------
NET SALES                                              $ -
COSTS AND EXPENSES:
     Cost of sales                                       -
     Selling and administrative                          -
     Reorganization items, net                           -
     Interest expense                                    -
     Interest income and other                           -
     Impairment/restructuring charges                    -
     Litigation charges                                  -
                                                       ---
         TOTAL COSTS AND EXPENSES                        -
                                                       ---
     Income/(Loss) before income taxes                   -
     Taxes on income/(loss)                              -
                                                       ---
     INCOME/(LOSS) FROM CONTINUING OPERATIONS            -
                                                       ---
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                  10
     Taxes on income/(loss)                              -
                                                       ---
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS         10
                                                       ---

NET INCOME/(LOSS)                                      $10
                                                       ---

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                               JANUARY 1, 2004 -
         RFS MARKETING SERVICES, INC.          JANUARY 31, 2004
         ----------------------------          -----------------
NET SALES                                              $ -
COSTS AND EXPENSES:
     Cost of sales                                       -
     Selling and administrative                          -
     Reorganization items, net                           -
     Interest expense                                    -
     Interest income and other                           -
     Impairment/restructuring charges                    -
     Litigation charges                                  -
                                                       ---
         TOTAL COSTS AND EXPENSES                        -
                                                       ---
     Income/(Loss) before income taxes                   -
     Taxes on income/(loss)                              -
                                                       ---
     INCOME/(LOSS) FROM CONTINUING OPERATIONS            -
                                                       ---
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                   -
     Taxes on income/(loss)                              -
                                                       ---
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS          -
                                                       ---

NET INCOME/(LOSS)                                      $ -
                                                       ---

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                JANUARY 1, 2004 -
            RICHMAR FOODS, INC.                 JANUARY 31, 2004
            -------------------                 ------------------
NET SALES                                              $   -
COSTS AND EXPENSES:
     Cost of sales                                         -
     Selling and administrative                            -
     Reorganization items, net                             -
     Interest expense                                      -
     Interest income and other                             -
     Impairment/restructuring charges                      -
     Litigation charges                                    -
                                                       -----
         TOTAL COSTS AND EXPENSES                          -
                                                       -----
     Income/(Loss) before income taxes                     -
     Taxes on income/(loss)                                -
                                                       -----
     INCOME/(LOSS) FROM CONTINUING OPERATIONS              -
                                                       -----
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                  (212)
     Taxes on income/(loss)                                -
                                                       -----
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS         (212)
                                                       -----

NET INCOME/(LOSS)                                      $(212)
                                                       -----

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED)
(DOLLARS IN 000'S)

                                                                     AS OF
      FLEMING COMPANIES, INC. & SUBSIDIARIES [1]                JANUARY 31, 2004
      ------------------------------------------                ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents [12]                               $   381,925
     Receivables, net [2]                                             467,466
     Inventories                                                      150,084
     Assets held for sale [3]                                           4,667
     Other current assets                                              33,160
                                                                  -----------
        TOTAL CURRENT ASSETS                                        1,037,302
                                                                  -----------
Investments and notes receivable, net                                     523
Investment in direct financing leases                                       -
                                                                  -----------
Net property and equipment                                             37,703
                                                                  -----------
Other assets                                                           45,004
                                                                  -----------

TOTAL ASSETS                                                      $ 1,120,532
                                                                  -----------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable [2]                                         $   205,300
     Liabilities held for sale [3]                                          -
     Other current liabilities                                         51,215
                                                                  -----------
        TOTAL CURRENT LIABILITIES                                     256,515
                                                                  -----------
Long-term debt                                                              -
Long-term obligations under capital leases                                  -
Other liabilities                                                       6,983

Liabilities subject to compromise [4] [5]                           2,396,289

Net intercompany due to (from) [6]                                     (8,254)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                          136,221
     Capital in excess of par value                                   710,623
     Reinvested earnings (deficit)                                 (2,364,170)
     Accumulated other comprehensive income:
        Additional minimum pension liability [11]                     (15,663)
        Cumulative foreign currency translation adjustment              1,989
                                                                  -----------
        TOTAL SHAREHOLDERS' EQUITY                                $(1,531,001)
                                                                  -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $ 1,120,532
                                                                  -----------

                                                                    FORM MOR - 3

LIABILITIES SUBJECT TO COMPROMISE [4] [5]
Debt and notes payable [7] [8]                   $1,605,760
Accounts payable [9] [13]                           474,538
Closed store reserves [10]                           48,719
Other liabilities [9] [14]                          137,722
Pension obligation [11] [15]                        113,354
Taxes payable [9] [16]                               16,196
                                                 ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE          $2,396,289

GENERAL

[1] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no ending balances as of period close. In addition, no individual Balance Sheets have been provided for these entities in the Monthly Operating Report.

[2] The accounts receivable balance as of January 31, 2004 includes accounts due from customers as well as vendor deductions for PRADS, military, advertising and other vendor related deductions. The Company continues to reconcile such information and additional adjustments are expected in future periods. No amount has currently been reserved for receivables from vendors. Fleming continues to evaluate the recoverability of its customer accounts receivable.

[3] Continuing Operations as of January 31, 2004 includes only the convenience business. Assets of all business have been reclassified as Assets Held for Sale and liabilities as Liabilities Held for Sale as required by SFAS 146.

[4] Liabilities Subject to Compromise is comprised of prepetition long-term debt, accounts payable, closed store reserves, other liabilities, pension obligation and taxes payable. The Company continues to reconcile its liabilities subject to compromise and anticipates additional adjustments will be made in future periods.

[5] The Company may have paid certain prepetition liabilities. Not all payments made related to prepetition debts are reflected in the Liabilities Subject to Compromise. As a result, the Liabilities Subject to Compromise may be overstated.

[6] The Net Intercompany Due To (From) line on the entity level balance sheets (except for Fleming Companies, Inc.) will also include that entity's net equity.

[7] The senior notes, convertible notes, and senior subordinated notes are guaranteed by substantially all of Fleming's wholly-owned direct and indirect subsidiaries. The guarantees are joint and several, full, complete and unconditional. Within the Monthly Operating Report all related amounts are reflected on the Fleming Companies, Inc. balance sheet.

FLEMING ENTITIES

[8] Debt and notes payable includes bonds, revolver and term Loan and related accrued interest. The amounts are January balances.

[9] Accounts payable includes trade payables and accrued expenses. Retailer incentives (previously in accounts payable) have been reclassified to accounts receivable. Other liabilities includes accrued compensation, accrued severance, union pension withdrawal liabilities, other current liabilities, deferred income, and other long-term liabilities. Taxes payable includes income taxes and taxes other than income. Cigarette taxes payable is included in accounts payable. The balances for these accounts resulted from an ongoing review of these accounts. The Company continues to reconcile these accounts and additional adjustments are expected in future periods. See also footnote 2 above.

[10] Closed store reserves are January balances.

[11] Pension obligation is a January balance. Effective January 1, 2004, the
     Fleming Consolidated Pension Plan was transferred to the Pension Benefit Guarantee Corporation (PBGC). This resulted in a reversal of the related additional minimum pension liability adjustment, which reduced the pension accrual in Liabilities Subject to Compromise and reduced the Additional Minimum Pension Liability in Accumulated Other Comprehensive Income in the equity section. The liability subject to compromise relating to this plan on the balance sheet is approximately $55 million whereas the current claims by the PBGC total in excess of $300 million. The Company and its actuaries are currently in negotiations with the PBGC regarding the settlement of these claims.

[12] Cash and cash equivalents includes restricted cash related to the collateralization of prepetition letters of credit totaling approximately $75 million.

CORE-MARK ENTITIES

[13] Accounts payable includes trade payables and accrued expenses. Accounts payable represents a review of the accounts payable trial balance. See also footnote 2 above.

[14] Other liabilities, which include accrued compensation, other current liabilities and other long-term liabilities, represent a review of the applicable balance sheet account.

[15] Pension obligation is a January balance.

[16] Taxes payable includes income taxes and taxes other than income. Income tax liability and taxes other than income represent a review of the applicable balance sheet accounts. Cigarette taxes payable is included in accounts payable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                  AS OF
                      ABCO FOOD GROUP, INC.                  JANUARY 31, 2004
                      ---------------------                  ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $     -
     Receivables, net                                                   -
     Inventories                                                        -
     Assets held for sale                                               -
     Other current assets                                               3
                                                                  -------
        TOTAL CURRENT ASSETS                                            3
                                                                  -------
Investments and notes receivable, net                                   -
Investment in direct financing leases                                   -
                                                                  -------
Net property and equipment                                              -
                                                                  -------
Other assets                                                            -
                                                                  -------

TOTAL ASSETS                                                      $     3
                                                                  -------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $     -
     Liabilities held for sale                                          -
     Other current liabilities                                          -
                                                                  -------
        TOTAL CURRENT LIABILITIES                                       -
                                                                  -------
Long-term debt                                                          -
Long-term obligations under capital leases                              -
Other liabilities                                                       -

Liabilities subject to compromise                                   1,300

Net intercompany due to (from)                                     (1,297)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                            -
     Capital in excess of par value                                     -
     Reinvested earnings (deficit)                                      -
     Accumulated other comprehensive income:
        Additional minimum pension liability                            -
        Cumulative foreign currency translation adjustment              -
                                                                  -------
        TOTAL SHAREHOLDERS' EQUITY                                $     -
                                                                  -------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $     3
                                                                  -------
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $     -
Accounts payable                                                    1,300
Closed store reserves                                                   -
Other liabilities                                                       -
Pension obligation                                                      -
Taxes payable                                                           -
                                                                  -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $ 1,300

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03 - 10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
                CORE-MARK INTERNATIONAL, INC.                  JANUARY 31, 2004
                -----------------------------                  ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $ 55,820
     Receivables, net                                              142,050
     Inventories                                                    96,607
     Assets held for sale                                                -
     Other current assets                                           24,877
                                                                  --------
        TOTAL CURRENT ASSETS                                       319,352
                                                                  --------
Investments and notes receivable, net                                    -
Investment in direct financing leases                                    -
                                                                  --------
Net property and equipment                                          19,157
                                                                  --------
Other assets                                                        36,507
                                                                  --------

TOTAL ASSETS                                                      $375,016
                                                                  --------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $ 94,313
     Liabilities held for sale                                           -
     Other current liabilities                                      10,676
                                                                  --------
        TOTAL CURRENT LIABILITIES                                  104,989
                                                                  --------
Long-term debt                                                           -
Long-term obligations under capital leases                               -
Other liabilities                                                    6,026

Liabilities subject to compromise                                   86,170

Net intercompany due to (from)                                     177,831

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                             -
     Capital in excess of par value                                      -
     Reinvested earnings (deficit)                                       -
     Accumulated other comprehensive income:
        Additional minimum pension liability                             -
        Cumulative foreign currency translation adjustment               -
                                                                  --------
        TOTAL SHAREHOLDERS' EQUITY                                $      -
                                                                  --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $375,016
                                                                  --------
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $      -
Accounts payable                                                    79,772
Closed store reserves                                                    -
Other liabilities                                                        -
Pension obligation                                                   4,270
Taxes payable                                                        2,128
                                                                  --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $ 86,170

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03 - 10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   AS OF
             CORE-MARK INTERRELATED COMPANIES, INC.           JANUARY 31, 2004
             -------------------------------------            ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $     -
     Receivables, net                                               2,496
     Inventories                                                    8,304
     Assets held for sale                                               -
     Other current assets                                              48
                                                                  -------
        TOTAL CURRENT ASSETS                                       10,848
                                                                  -------
Investments and notes receivable, net                                   -
Investment in direct financing leases                                   -
                                                                  -------
Net property and equipment                                            313
                                                                  -------
Other assets                                                            -
                                                                  -------

TOTAL ASSETS                                                      $11,161
                                                                  -------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $ 1,528
     Liabilities held for sale                                          -
     Other current liabilities                                          -
                                                                  -------
        TOTAL CURRENT LIABILITIES                                   1,528
                                                                  -------
Long-term debt                                                          -
Long-term obligations under capital leases                              -
Other liabilities                                                       -

Liabilities subject to compromise                                   5,210

Net intercompany due to (from)                                      4,422

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                            -
     Capital in excess of par value                                     -
     Reinvested earnings (deficit)                                      -
     Accumulated other comprehensive income:
        Additional minimum pension liability                            -
        Cumulative foreign currency translation adjustment              -
                                                                  -------
        TOTAL SHAREHOLDERS' EQUITY                                $     -
                                                                  -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $11,161
                                                                  -------
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $     -
Accounts payable                                                    5,210
Closed store reserves                                                   -
Other liabilities                                                       -
Pension obligation                                                      -
Taxes payable                                                           -
                                                                  -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $ 5,210

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03 - 10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   AS OF
              CORE-MARK MID-CONTINENT, INC.                   JANUARY 31, 2004
              -----------------------------                   ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $     -
     Receivables, net                                              22,950
     Inventories                                                   19,457
     Assets held for sale                                               -
     Other current assets                                           2,888
                                                                  -------
        TOTAL CURRENT ASSETS                                       45,294
                                                                  -------
Investments and notes receivable, net                                   -
Investment in direct financing leases                                   -
                                                                  -------
Net property and equipment                                         11,408
                                                                  -------
Other assets                                                        1,369
                                                                  -------

TOTAL ASSETS                                                      $58,071
                                                                  -------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $ 5,458
     Liabilities held for sale                                          -
     Other current liabilities                                         15
                                                                  -------
        TOTAL CURRENT LIABILITIES                                   5,473
                                                                  -------
Long-term debt                                                          -
Long-term obligations under capital leases                              -
Other liabilities                                                       -

Liabilities subject to compromise                                   5,816

Net intercompany due to (from)                                     46,781

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                            -
     Capital in excess of par value                                     -
     Reinvested earnings (deficit)                                      -
     Accumulated other comprehensive income:
        Additional minimum pension liability                            -
        Cumulative foreign currency translation adjustment              -
                                                                  -------
        TOTAL SHAREHOLDERS' EQUITY                                $     -
                                                                  -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $58,071
                                                                  -------
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $     -
Accounts payable                                                    5,816
Closed store reserves                                                   -
Other liabilities                                                       -
Pension obligation                                                      -
Taxes payable                                                           -
                                                                  -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $ 5,816

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                  AS OF
                       DUNIGAN FUELS, INC.                    JANUARY 31, 2004
                       -------------------                    ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $     -
     Receivables, net                                               2,720
     Inventories                                                        -
     Assets held for sale                                               -
     Other current assets                                               -
                                                                  -------
        TOTAL CURRENT ASSETS                                        2,720
                                                                  -------
Investments and notes receivable, net                                   -
Investment in direct financing leases                                   -
                                                                  -------
Net property and equipment                                              -
                                                                  -------
Other assets                                                            -
                                                                  -------

TOTAL ASSETS                                                      $ 2,720
                                                                  -------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $     -
     Liabilities held for sale                                          -
     Other current liabilities                                          -
                                                                  -------
        TOTAL CURRENT LIABILITIES                                       -
                                                                  -------
Long-term debt                                                          -
Long-term obligations under capital leases                              -
Other liabilities                                                     172

Liabilities subject to compromise                                   8,569

Net intercompany due to (from)                                     (6,021)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                            -
     Capital in excess of par value                                     -
     Reinvested earnings (deficit)                                      -
     Accumulated other comprehensive income:
        Additional minimum pension liability                            -
        Cumulative foreign currency translation adjustment              -
                                                                  -------
        TOTAL SHAREHOLDERS' EQUITY                                $     -
                                                                  -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $ 2,720
                                                                  -------
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $     -
Accounts payable                                                    8,569
Closed store reserves                                                   -
Other liabilities                                                       -
Pension obligation                                                      -
Taxes payable                                                           -
                                                                  -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $ 8,569

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                  AS OF
                         FAVAR CONCEPTS, LTD                 JANUARY 31, 2004
                         -------------------                 ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $   -
     Receivables, net                                                 -
     Inventories                                                      -
     Assets held for sale                                             -
     Other current assets                                             -
                                                                  -----
        TOTAL CURRENT ASSETS                                          -
                                                                  -----
Investments and notes receivable, net                                 -
Investment in direct financing leases                                 -
                                                                  -----
Net property and equipment                                            -
                                                                  -----
Other assets                                                          -
                                                                  -----

TOTAL ASSETS                                                      $   -
                                                                  -----
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $   0
     Liabilities held for sale                                        -
     Other current liabilities                                       (3)
                                                                  -----
        TOTAL CURRENT LIABILITIES                                    (3)
                                                                  -----
Long-term debt                                                        -
Long-term obligations under capital leases                            -
Other liabilities                                                     -

Liabilities subject to compromise                                   555

Net intercompany due to (from)                                     (552)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                          -
     Capital in excess of par value                                   -
     Reinvested earnings (deficit)                                    -
     Accumulated other comprehensive income:
        Additional minimum pension liability                          -
        Cumulative foreign currency translation adjustment            -
                                                                  -----
        TOTAL SHAREHOLDERS' EQUITY                                $   -
                                                                  -----
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $   0
                                                                  -----
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $   -
Accounts payable                                                    555
Closed store reserves                                                 -
Other liabilities                                                     -
Pension obligation                                                    -
Taxes payable                                                         -
                                                                  -----
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $ 555

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
                    FLEMING COMPANIES, INC.                     JANUARY 31, 2004
                    -----------------------                     ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents [3]                                $   325,194
     Receivables, net                                                 235,149
     Inventories                                                        7,351
     Assets held for sale                                               4,332
     Other current assets                                               2,448
                                                                  -----------
        TOTAL CURRENT ASSETS                                          574,473
                                                                  -----------
Investments and notes receivable, net                                     523
Investment in direct financing leases                                       -
                                                                  -----------
Net property and equipment                                              2,940
                                                                  -----------
Other assets                                                            6,528
                                                                  -----------

TOTAL ASSETS                                                      $   584,464
                                                                  -----------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $    92,260
     Liabilities held for sale                                              -
     Other current liabilities                                         38,301
                                                                  -----------
        TOTAL CURRENT LIABILITIES                                     130,561
                                                                  -----------
Long-term debt                                                              -
Long-term obligations under capital leases                                  -
Other liabilities                                                         785

Liabilities subject to compromise                                   2,232,603

Net intercompany due to (from)                                       (248,484)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                          136,221
     Capital in excess of par value                                   710,623
     Reinvested earnings (deficit)                                 (2,364,170)
     Accumulated other comprehensive income:                                -
        Additional minimum pension liability [2]                      (15,663)
        Cumulative foreign currency translation adjustment              1,989
                                                                  -----------
        TOTAL SHAREHOLDERS' EQUITY                                $(1,531,001)
                                                                  -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $   584,464
                                                                  -----------
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $ 1,605,760
Accounts payable                                                      320,919
Closed store reserves                                                  48,719
Other liabilities                                                     135,303
Pension obligation [2]                                                109,084
Taxes payable                                                          12,819
                                                                  -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $ 2,232,603

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] Effective January 1, 2004, the Fleming Consolidated Pension Plan was transferred to the Pension Benefit Guarantee Corporation (PBGC). This resulted in a reversal of the related additional minimum pension liability adjustment, which reduced the pension accrual in Liabilities Subject to Compromise and reduced the Additional Minimum Pension Liability in Accumulated Other Comprehensive Income in the equity section. The liability subject to compromise relating to this plan on the balance sheet is approximately $55 million whereas the current claims by the PBGC total in excess of $300 million. The Company and its actuaries are currently in negotiations with the PBGC regarding the settlement of these claims.

[3] Cash and cash equivalents includes restricted cash related to the collateralization of prepetition letters of credit totaling approximately $75 million.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                  AS OF
               FLEMING FOODS OF TEXAS, L.P.                   JANUARY 31, 2004
               ----------------------------                   ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $     -
     Receivables, net                                              26,942
     Inventories                                                        -
     Assets held for sale                                               -
     Other current assets                                             490
                                                                  -------
        TOTAL CURRENT ASSETS                                       27,432
                                                                  -------
Investments and notes receivable, net                                   -
Investment in direct financing leases                                   -
                                                                  -------
Net property and equipment                                              -
                                                                  -------
Other assets                                                            4
                                                                  -------

TOTAL ASSETS                                                      $27,436
                                                                  -------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $     5
     Liabilities held for sale                                          -
     Other current liabilities                                         98
                                                                  -------
        TOTAL CURRENT LIABILITIES                                     103
                                                                  -------
Long-term debt                                                          -
Long-term obligations under capital leases                              -
Other liabilities                                                       -

Liabilities subject to compromise                                  13,984

Net intercompany due to (from)                                     13,348

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                            -
     Capital in excess of par value                                     -
     Reinvested earnings (deficit)                                      -
     Accumulated other comprehensive income:
        Additional minimum pension liability                            -
        Cumulative foreign currency translation adjustment              -
                                                                  -------
        TOTAL SHAREHOLDERS' EQUITY                                $     -
                                                                  -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $27,436
                                                                  -------
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $     -
Accounts payable                                                   12,429
Closed store reserves                                                   -
Other liabilities                                                     305
Pension obligation                                                      -
Taxes payable                                                       1,250
                                                                  -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $13,984

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                 AS OF
                     FLEMING INTERNATIONAL, LTD              JANUARY 31, 2004
                     --------------------------              ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $  -
     Receivables, net                                              190
     Inventories                                                     -
     Assets held for sale                                            -
     Other current assets                                            -
                                                                  ----
        TOTAL CURRENT ASSETS                                       190
                                                                  ----
Investments and notes receivable, net                                -
Investment in direct financing leases                                -
                                                                  ----
Net property and equipment                                           -
                                                                  ----
Other assets                                                         -
                                                                  ----

TOTAL ASSETS                                                      $190
                                                                  ----
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $  -
     Liabilities held for sale                                       -
     Other current liabilities                                       -
                                                                  ----
        TOTAL CURRENT LIABILITIES                                    -
                                                                  ----
Long-term debt                                                       -
Long-term obligations under capital leases                           -
Other liabilities                                                    -

Liabilities subject to compromise                                    -

Net intercompany due to (from)                                     190

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                         -
     Capital in excess of par value                                  -
     Reinvested earnings (deficit)                                   -
     Accumulated other comprehensive income:
        Additional minimum pension liability                         -
        Cumulative foreign currency translation adjustment           -
                                                                  ----
        TOTAL SHAREHOLDERS' EQUITY                                $  -
                                                                  ----
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $190
                                                                  ----
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $  -
Accounts payable                                                     -
Closed store reserves                                                -
Other liabilities                                                    -
Pension obligation                                                   -
Taxes payable                                                        -
                                                                  ----
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $  -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                  AS OF
            FLEMING TRANSPORTATION SERVICES, INC.             JANUARY 31, 2004
            -------------------------------------             ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $   -
     Receivables, net                                                 -
     Inventories                                                      -
     Assets held for sale                                             -
     Other current assets                                             -
                                                                  -----
        TOTAL CURRENT ASSETS                                          -
                                                                  -----
Investments and notes receivable, net                                 -
Investment in direct financing leases                                 -
                                                                  -----
Net property and equipment                                            -
                                                                  -----
Other assets                                                          -
                                                                  -----

TOTAL ASSETS                                                      $   -
                                                                  -----
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $   7
     Liabilities held for sale                                        -
     Other current liabilities                                        -
                                                                  -----
        TOTAL CURRENT LIABILITIES                                     7
                                                                  -----
Long-term debt                                                        -
Long-term obligations under capital leases                            -
Other liabilities                                                     -

Liabilities subject to compromise                                   252

Net intercompany due to (from)                                     (259)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                          -
     Capital in excess of par value                                   -
     Reinvested earnings (deficit)                                    -
     Accumulated other comprehensive income:
        Additional minimum pension liability                          -
        Cumulative foreign currency translation adjustment            -
                                                                  -----
        TOTAL SHAREHOLDERS' EQUITY                                $   -
                                                                  -----
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $  (0)
                                                                  -----
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $   -
Accounts payable                                                    252
Closed store reserves                                                 -
Other liabilities                                                     -
Pension obligation                                                    -
Taxes payable                                                         -
                                                                  -----
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $ 252

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   AS OF
                  HEAD DISTRIBUTING COMPANY                    JANUARY 31, 2004
                  -------------------------                    ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $    482
     Receivables, net                                                9,944
     Inventories                                                     5,539
     Assets held for sale                                              335
     Other current assets                                              (99)
                                                                  --------
        TOTAL CURRENT ASSETS                                        16,201
                                                                  --------
Investments and notes receivable, net                                    -
Investment in direct financing leases                                    -
                                                                  --------
Net property and equipment                                           1,602
                                                                  --------
Other assets                                                           455
                                                                  --------

TOTAL ASSETS                                                      $ 18,259
                                                                  --------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $  4,325
     Liabilities held for sale                                           -
     Other current liabilities                                         140
                                                                  --------
        TOTAL CURRENT LIABILITIES                                    4,465
                                                                  --------
Long-term debt                                                           -
Long-term obligations under capital leases                               -
Other liabilities                                                        -

Liabilities subject to compromise                                    6,689

Net intercompany due to (from)                                       7,104

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                             -
     Capital in excess of par value                                      -
     Reinvested earnings (deficit)                                       -
     Accumulated other comprehensive income:
        Additional minimum pension liability                             -
        Cumulative foreign currency translation adjustment               -
                                                                  --------
        TOTAL SHAREHOLDERS' EQUITY                                $      -
                                                                  --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $ 18,259
                                                                  --------
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $      -
Accounts payable                                                     6,689
Closed store reserves                                                    -
Other liabilities                                                        -
Pension obligation                                                       -
Taxes payable                                                            -
                                                                  --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $  6,689

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   AS OF
                     MINTER-WEISMAN CO.                        JANUARY 31, 2004
                     -----------------                         ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $   429
     Receivables, net                                              11,095
     Inventories                                                   12,827
     Assets held for sale                                               -
     Other current assets                                           1,436
                                                                  -------
        TOTAL CURRENT ASSETS                                       25,787
                                                                  -------
Investments and notes receivable, net                                   -
Investment in direct financing leases                                   -
                                                                  -------
Net property and equipment                                          2,283
                                                                  -------
Other assets                                                           31
                                                                  -------

TOTAL ASSETS                                                      $28,101
                                                                  -------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $ 5,482
     Liabilities held for sale                                          -
     Other current liabilities                                         67
                                                                  -------
        TOTAL CURRENT LIABILITIES                                   5,549
                                                                  -------
Long-term debt                                                          -
Long-term obligations under capital leases                              -
Other liabilities                                                       -

Liabilities subject to compromise                                   5,467

Net intercompany due to (from)                                     17,084

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                            -
     Capital in excess of par value                                     -
     Reinvested earnings (deficit)                                      -
     Accumulated other comprehensive income:
        Additional minimum pension liability                            -
        Cumulative foreign currency translation adjustment              -
                                                                  -------
        TOTAL SHAREHOLDERS' EQUITY                                $     -
                                                                  -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $28,101
                                                                  -------
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $     -
Accounts payable                                                    5,467
Closed store reserves                                                   -
Other liabilities                                                       -
Pension obligation                                                      -
Taxes payable                                                           -
                                                                  -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $ 5,467

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                  AS OF
                    PIGGLY WIGGLY COMPANY                     JANUARY 31, 2004
                    ---------------------                     ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $   -
     Receivables, net                                               461
     Inventories                                                      -
     Assets held for sale                                             -
     Other current assets                                             -
                                                                  -----
        TOTAL CURRENT ASSETS                                        461
                                                                  -----
Investments and notes receivable, net                                 -
Investment in direct financing leases                                 -
                                                                  -----
Net property and equipment                                            -
                                                                  -----
Other assets                                                          -
                                                                  -----

TOTAL ASSETS                                                      $ 461
                                                                  -----
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $ 149
     Liabilities held for sale                                        -
     Other current liabilities                                        -
                                                                  -----
        TOTAL CURRENT LIABILITIES                                   149
                                                                  -----
Long-term debt                                                        -
Long-term obligations under capital leases                            -
Other liabilities                                                     -

Liabilities subject to compromise                                   319

Net intercompany due to (from)                                       (8)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                          -
     Capital in excess of par value                                   -
     Reinvested earnings (deficit)                                    -
     Accumulated other comprehensive income:
        Additional minimum pension liability                          -
        Cumulative foreign currency translation adjustment            -
                                                                  -----
        TOTAL SHAREHOLDERS' EQUITY                                $   -
                                                                  -----
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $ 461
                                                                  -----
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $   -
Accounts payable                                                    319
Closed store reserves                                                 -
Other liabilities                                                     -
Pension obligation                                                    -
Taxes payable                                                         -
                                                                  -----
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $ 319

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                  AS OF
                PROGRESSIVE REALTY, INC.                     JANUARY 31, 2004
                ------------------------                     ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $   -
     Receivables, net                                                 -
     Inventories                                                      -
     Assets held for sale                                             -
     Other current assets                                             -
                                                                  -----
        TOTAL CURRENT ASSETS                                          -
                                                                  -----
Investments and notes receivable, net                                 -
Investment in direct financing leases                                 -
                                                                  -----
Net property and equipment                                            -
                                                                  -----
Other assets                                                          -
                                                                  -----

TOTAL ASSETS                                                      $   -
                                                                  -----
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $   -
     Liabilities held for sale                                        -
     Other current liabilities                                      301
                                                                  -----
        TOTAL CURRENT LIABILITIES                                   301
                                                                  -----
Long-term debt                                                        -
Long-term obligations under capital leases                            -
Other liabilities                                                     -

Liabilities subject to compromise                                     9

Net intercompany due to (from)                                     (311)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                          -
     Capital in excess of par value                                   -
     Reinvested earnings (deficit)                                    -
     Accumulated other comprehensive income:
        Additional minimum pension liability                          -
        Cumulative foreign currency translation adjustment            -
                                                                  -----
        TOTAL SHAREHOLDERS' EQUITY                                $   -
                                                                  -----
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $   -
                                                                  -----
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $   -
Accounts payable                                                      9
Closed store reserves                                                 -
Other liabilities                                                     -
Pension obligation                                                    -
Taxes payable                                                         -
                                                                  -----
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $   9

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                  AS OF
                   RAINBOW FOOD GROUP, INC.                   JANUARY 31, 2004
                   ------------------------                   ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $      -
     Receivables, net                                                4,947
     Inventories                                                         -
     Assets held for sale                                                -
     Other current assets                                               23
                                                                  --------
        TOTAL CURRENT ASSETS                                         4,970
                                                                  --------
Investments and notes receivable, net                                    -
Investment in direct financing leases                                    -
                                                                  --------
Net property and equipment                                               -
                                                                  --------
Other assets                                                            79
                                                                  --------

TOTAL ASSETS                                                      $  5,049
                                                                  --------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $    680
     Liabilities held for sale                                           -
     Other current liabilities                                          43
                                                                  --------
        TOTAL CURRENT LIABILITIES                                      723
                                                                  --------
Long-term debt                                                           -
Long-term obligations under capital leases                               -
Other liabilities                                                        -

Liabilities subject to compromise                                   19,833

Net intercompany due to (from)                                     (15,507)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                             -
     Capital in excess of par value                                      -
     Reinvested earnings (deficit)                                       -
     Accumulated other comprehensive income:
        Additional minimum pension liability                             -
        Cumulative foreign currency translation adjustment               -
                                                                  --------
        TOTAL SHAREHOLDERS' EQUITY                                $      -
                                                                  --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $  5,049
                                                                  --------
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $      -
Accounts payable                                                    19,833
Closed store reserves                                                    -
Other liabilities                                                        -
Pension obligation                                                       -
Taxes payable                                                            -
                                                                  --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $ 19,833

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                AS OF
                RETAIL INVESTMENTS, INC.                    JANUARY 31, 2004
                -----------------------                     ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $ -
     Receivables, net                                               -
     Inventories                                                    -
     Assets held for sale                                           -
     Other current assets                                          (3)
                                                                  ---
        TOTAL CURRENT ASSETS                                       (3)
                                                                  ---
Investments and notes receivable, net                               -
Investment in direct financing leases                               -
                                                                  ---
Net property and equipment                                          -
                                                                  ---
Other assets                                                        -
                                                                  ---

TOTAL ASSETS                                                      $(3)
                                                                  ---
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $(0)
     Liabilities held for sale                                      -
     Other current liabilities                                      -
                                                                  ---
        TOTAL CURRENT LIABILITIES                                  (0)
                                                                  ---
Long-term debt                                                      -
Long-term obligations under capital leases                          -
Other liabilities                                                   -

Liabilities subject to compromise                                   -

Net intercompany due to (from)                                     (3)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                        -
     Capital in excess of par value                                 -
     Reinvested earnings (deficit)                                  -
     Accumulated other comprehensive income:
        Additional minimum pension liability                        -
        Cumulative foreign currency translation adjustment          -
                                                                  ---
        TOTAL SHAREHOLDERS' EQUITY                                $ -
                                                                  ---
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $(3)
                                                                  ---
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $ -
Accounts payable                                                    -
Closed store reserves                                               -
Other liabilities                                                   -
Pension obligation                                                  -
Taxes payable                                                       -
                                                                  ---
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $ -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                 AS OF
             RFS MARKETING SERVICES, INC.                    JANUARY 31, 2004
             ----------------------------                    ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $ -
     Receivables, net                                               -
     Inventories                                                    -
     Assets held for sale                                           -
     Other current assets                                           1
                                                                  ---
        TOTAL CURRENT ASSETS                                        1
                                                                  ---
Investments and notes receivable, net                               -
Investment in direct financing leases                               -
                                                                  ---
Net property and equipment                                          -
                                                                  ---
Other assets                                                       31
                                                                  ---

TOTAL ASSETS                                                      $32
                                                                  ---
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $11
     Liabilities held for sale                                      -
     Other current liabilities                                     10
                                                                  ---
        TOTAL CURRENT LIABILITIES                                  21
                                                                  ---
Long-term debt                                                      -
Long-term obligations under capital leases                          -
Other liabilities                                                   -

Liabilities subject to compromise                                   -

Net intercompany due to (from)                                     10

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                        -
     Capital in excess of par value                                 -
     Reinvested earnings (deficit)                                  -
     Accumulated other comprehensive income:
        Additional minimum pension liability                        -
        Cumulative foreign currency translation adjustment          -
                                                                  ---
        TOTAL SHAREHOLDERS' EQUITY                                $ -
                                                                  ---
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $32
                                                                  ---
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $ -
Accounts payable                                                    -
Closed store reserves                                               -
Other liabilities                                                   -
Pension obligation                                                  -
Taxes payable                                                       -
                                                                  ---
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $ -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                  AS OF
                   RICHMAR FOODS, INC.                        JANUARY 31, 2004
                   -------------------                        ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $     -
     Receivables, net                                               8,523
     Inventories                                                        -
     Assets held for sale                                               -
     Other current assets                                           1,050
                                                                  -------
        TOTAL CURRENT ASSETS                                        9,573
                                                                  -------
Investments and notes receivable, net                                   -
Investment in direct financing leases                                   -
                                                                  -------
Net property and equipment                                              -
                                                                  -------
Other assets                                                            -
                                                                  -------

TOTAL ASSETS                                                      $ 9,573
                                                                  -------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $ 1,079
     Liabilities held for sale                                          -
     Other current liabilities                                      1,567
                                                                  -------
        TOTAL CURRENT LIABILITIES                                   2,647
                                                                  -------
Long-term debt                                                          -
Long-term obligations under capital leases                              -
Other liabilities                                                       -

Liabilities subject to compromise                                   9,511

Net intercompany due to (from)                                     (2,585)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                            -
     Capital in excess of par value                                     -
     Reinvested earnings (deficit)                                      -
     Accumulated other comprehensive income:
        Additional minimum pension liability                            -
        Cumulative foreign currency translation adjustment              -
                                                                  -------
        TOTAL SHAREHOLDERS' EQUITY                                $     -
                                                                  -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $ 9,573
                                                                  -------
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $     -
Accounts payable                                                    7,396
Closed store reserves                                                   -
Other liabilities                                                   2,115
Pension obligation                                                      -
Taxes payable                                                           -
                                                                  -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $ 9,511

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 1/01/04 - 1/31/04
(DOLLARS IN 000'S)

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                          BEGINNING         AMOUNT                         ENDING
                                             TAX          WITHHELD OR      AMOUNT            TAX
FLEMING[9]                                LIABILITY         ACCRUED       PAID [9]        LIABILITY
----------                                ---------       -----------     --------        ---------
FEDERAL
Payroll Taxes [1]                         $       -         $     -       $       -       $       -
Income [10]                               $      37               -             164             201
    TOTAL FEDERAL TAXES                   $      37         $     -       $     164       $     201

STATE AND LOCAL
Payroll Taxes [1]                         $       -         $     -       $       -       $       -
Sales [2]                                 $   1,020               -             (49)            971
Excise [2]                                $       -               -               -               -
Real & Personal Property [3]              $   2,441               -               -           2,441
Cigarette & Tobacco [4]                   $       -               -               -               -
Franchise [2]                             $     456               -             (45)            411
    Total State and Local                 $   3,917         $     -       $     (94)      $   3,823
                                          ---------         -------       ----------      ---------
TOTAL TAXES                               $   3,954         $     -       $      70       $   4,024
                                          ---------         -------       ----------      ---------

                                          BEGINNING         AMOUNT                         ENDING
                                             TAX          WITHHELD OR      AMOUNT            TAX
CORE-MARK[9]                              LIABILITY         ACCRUED         PAID          LIABILITY
------------                              ---------       -----------     --------        ---------
FEDERAL
Payroll Taxes [1]                         $    (851)        $   5,181     $  (3,021)      $   1,309
Income [10]                               $     237                 -             -             237
    TOTAL FEDERAL TAXES                   $    (614)        $   5,181     $  (3,021)      $   1,546

STATE AND LOCAL
Payroll Taxes [1]                         $    (159)        $     745     $    (400)      $     186
Sales                                     $      12                26           (27)             11
Excise                                    $     226               164           (91)            299
Real & Personal Property [3]              $     640               125            (8)            757
Cigarette & Tobacco                       $  49,505            71,777       (90,832)         30,450
Other: GST [5]                            $   1,800             1,932             -           3,732
Other: Spokane & Portland B&O Tax [6]     $     110                58          (116)             52
    Total State and Local                 $  52,134         $  74,827     $ (91,474)      $  35,487
                                          ---------         ---------     ----------      ---------
Total Taxes                               $  51,520         $  80,008     $ (94,495)      $  37,034
                                          ---------         ---------     ----------      ---------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

FLEMING ACCOUNTS PAYABLE AGING (IN THOUSANDS)            AMOUNT
---------------------------------------------           --------
Current                                                 $      -
0 - 30 days [7]                                           94,193
31 - 60 days                                                   -
61 - 90 days                                                   -
91+ days                                                       -
                                                        --------
Total Accounts Payable [8]                              $ 94,193
                                                        --------

CORE-MARK ACCOUNTS PAYABLE AGING (IN THOUSANDS)          Amount
---------------------------------------------           ---------
Current                                                 $       -
0 - 30 days [7]                                           111,107
31 - 60 days                                                    -
61 - 90 days                                                    -
91+ days                                                        -
                                                        ---------
Total Accounts Payable [8]                              $ 111,107
                                                        ---------

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Fleming Companies, Inc. and its related subsidiaries do not have material past due postpetition debts. However, those debts that are past due will be paid through the ordinary course of business. Further, Fleming Companies, Inc. anticipates it will incur certain contract cure costs related to those contracts assigned to C&S Wholesale Grocers, Inc. as a result of the sale of Fleming Companies, Inc.'s wholesale grocery operations.

NOTES
-----

[1] Payroll taxes include all employer and employee payroll related items withheld and accrued.

[2] Sales, Excise and Franchise postpetition taxes are calculated by adding to the December balance the net accrual increase/decrease in the period ending January 31st.

[3] Fleming's postpetition real and personal property taxes include 275/365 of 2003 (April 2003 through December 2003) taxes and 2004 taxes. Additionally, Core-Mark's real and personal property taxes excludes Plymouth as it is included in Fleming. All other Eastern divisions are included in Core-Mark.

[4] There is no longer an accrual or expense related to cigarette and tobacco taxes as all the applicable Fleming entities have been closed or sold.

[5]      GST refers to Canadian Goods and Service Taxes.

[6] B&O tax refers to Business and Occupational taxes for Spokane and Portland only.

[7] Fleming and Core-Mark were unable to provide an Accounts Payable Aging. Therefore, Accounts Payable is shown as 30 days old. Core-Mark's aging includes Head and Minter-Weisman and Fleming's includes the four convenience divisions that are part of Fleming Companies, Inc.

[8] Accounts Payable per the Balance Sheet includes trade accounts payable and other accrued expenses. See footnote [2] on Form MOR-5.

[9] Amount Paid represents amounts paid, amounts received and other adjustments during the period.

[10] The Federal Income Tax category includes balances and activity for both Federal and State.

                                                                    FORM MOR - 4

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 1/01/04 - 1/31/04
(DOLLARS IN 000'S)

                           ACCOUNTS RECEIVABLE AGINGS

FLEMING ACCOUNTS RECEIVABLE AGING [1] [2]                AMOUNT
-----------------------------------------               ---------
Not Due                                                 $   9,949
Current                                                     5,119
1 - 7 days old                                                724
8 - 14 days old                                               724
15 - 21 days old                                              724
+ Over 21 days                                            341,211
Credits Over 21 days [7]                                        -
Total Accounts Receivable                               $ 358,451
Amount considered uncollectible (Bad Debt) [3]            (79,520)
Accounts Receivable (Net)                               $ 278,931

CORE-MARK ACCOUNTS RECEIVABLE AGING [1] [4]              AMOUNT
-------------------------------------------             ---------
Current                                                 $ 170,758
1 - 30 days old                                            14,400
31 - 45 days old                                              974
40 - 60 days old                                              544
61 - 90 days old                                              650
91 - 120 days old                                              52
+ Over 120 days                                             5,226
Total Accounts Receivable                               $ 192,604
Amount considered uncollectible (Bad Debt) [3]             (4,069)
Accounts Receivable (Net)                               $ 188,535

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                                            YES    NO
----------------------------                                                                                            ---    --
1.    Have any assets been sold or transferred outside the normal course of business this reporting period?              X
      If yes, provide an explanation below.[5]

2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period?           X
      If yes, provide an explanation below.

3.    Have all postpetition tax returns been timely filed?  If no, provide an explanation below. [7]                            X

4.    Are workers compensation, general liability and other necessary insurance coverages in effect?                     X
      If no, provide an explanation below.

NOTES
-----

[1] Of the Core-Mark's 7 Eastern divisions ("Fleming 7"), Core-Mark's accounts receivable aging includes Head and Minter-Weisman and Fleming's accounts receivable aging includes the four convenience divisions that are part of Fleming Companies, Inc. Four of the seven divisions were closed in 2003. In cases where detail accounts receivable amounts are not available, the amount is allocated to the aging brackets based on each brackets percentage of the total aged accounts receivable amount.

[2] In addition to the aging of customer accounts receivable, a large portion of the Fleming receivable balance is from reclassifying vendor deductions from accounts payable, which has been listed as over 21 days. No amount has currently been reserved for these receivables from vendors. Also included in accounts receivable are royalties related to the sale of the wholesale business, which have been listed as "not due".

[3] Amount considered uncollectible (Bad Debt) is per the general ledger for all entities as of January 31, 2004.

[4] Core-Mark's Accounts Receivable data is for Core-Mark's month ended January 31, 2004. Further, Core-Mark's Accounts Receivable Aging total differed from the general ledger total due to timing differences and adjustments, including reclassifying vendor deductions from accounts payable. The receivable balance not supported by an aging was listed as current. No amount has currently been reserved for receivables from vendors.

[5] During the month of January, Fleming sold stock held as an investment and other miscellaneous assets totaling approximately $513 thousand.

[6] Due to changes in the operating system, the dollar amount of credits that are included in the total aged accounts receivable balance is not available.

[7] The 2003 Annual Nebraska Sales Tax Return, for the LaCrosse product supply center, was not timely filed, but will be filed in March 2004.

                                                                      FORM MOR-5

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  1/01/04 - 1/31/04

If additional information is required for the current or any future Monthly Operating Reports, please send the request to Rebecca A. Roof at Fleming Companies (1945 Lakepointe Dr.; Lewisville, TX 75057).

Ernst & Young LLP   2121 San Jacinto Street, Suite 1500            Dallas Office
                    Dallas TX 75201                         Phone (214) 969-8000
                                                        Facsimile (214) 969-9770

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   JANUARY 1, 2004 TO JANUARY 31, 2004

                                  TAX AFFIDAVIT

By order of this Court dated May 6, 2003, Ernst & Young (E&Y) has been retained to provide certain tax services to the Debtors (the "Tax Services"). E&Y provided the Tax Services pursuant to the terms and conditions set forth in the engagement letter attached hereto as Ex. A which was allowed under the May 6, 2003 Bankruptcy Court Order of E&Y retention. Pursuant to this retention order, E&Y assists the Debtor with the following tax services during the reporting period on behalf of Fleming Companies, Inc. and affiliates ("the Debtor"):

         - Prepare certain federal income, state income, state franchise, gross receipts and net worth tax returns and provide them to management of the Debtor for signature;

         - Prepare certain sales, excise, and use tax returns for U.S., state and local governments and provide them to management of the Debtor for filing;

         - Provide certain property tax returns prepared by third party consultants to management of the Debtor for filing;

         - Prepare certain property tax returns and provide them to management of the Debtor for filing; and

         - Update a tax filing calendar for certain income, franchise, sales and use, cigarette, tobacco, and other miscellaneous taxes, and business license filings and provide it to Debtor's management for review and approval.

The Debtor's management is responsible for establishing and maintaining its tax system and procedures.

During the reporting period, the following returns were not timely filed due to incomplete information and/or inability for accounts payable to print checks needed to remit with the return at the time the returns were due.

These returns have subsequently been filed with the appropriate jurisdictions.

2003 Annual Nebraska Sales Tax Return--LaCrosse PSC Division. Original due date January 15, 2004.

To the best of my knowledge, E&Y has completed the above mentioned activities related to the tax returns covered by the engagement letter which are required to be prepared or filed by the Fleming Companies, Inc. and its affiliates during the reporting period referenced above.

March 5, 2004                                 /s/ Lisa P. Shield
-------------                                 ---------------------------------
    Date                                      Lisa P. Shield, Partner